UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2008

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National Presto Industries, Inc.

(Exact name of registrant as specified in its charter)

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Wisconsin	1-2451	39-0494170
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way, Eau Claire, Wisconsin, 54703-3703

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 715-839-2121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

National Presto Industries, Inc. (the “Company”) regrets to report the death of Board of Directors member Melvin S. Cohen, who passed away on December 16, 2008.

The Company advised that Randy F. Lieble has been appointed to the Company’s Board of Directors as of December 22, 2008 to fill the unexpired term of Mr. Cohen’s seat.

Item 9.01

Exhibits

Exhibit 99.1 Press Release of National Presto Industries, Inc. dated December 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

By:	/s/ MARYJO COHEN
Maryjo Cohen President and Chief Executive Officer

Date December 22, 2008